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                SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)   September 22, 1999
                                                  ----------------------

                        Casinovations Incorporated
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            (Exact name of Registrant as specified in charter)

                                  Nevada
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              (State or other jurisdiction of incorporation)

         000-25855                                 91-1696010
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 (Commission File Number)              (IRS Employee Identification No.)

6744 South Spencer Street, Las Vegas, Nevada                   89119
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (702) 733-7195
                                                    --------------------

                              Not Applicable
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      (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

PRIVATE PLACEMENT OF SHARES

      On September 22, 1999, Casinovations Incorporated, a Nevada corporation (the "Company"), placed 1,000,000 shares (the "Shares") of the Company's common stock, $.001 par value ("Common Stock"), at a price of $2.60 per share for an aggregate subscription amount of $2,600,000. The Shares were purchased by the following individuals in the following share amounts: (i) the James E. Crabbe Revocable Trust, a trust controlled by James
E.  Crabbe, a director and controlling stockholder of the Company
- 860,000 shares; (ii) Bob L. Smith, a director and stockholder of the Company - 70,000 shares; (iii) Richard S. Jaslow, a director and stockholder of the Company - 50,000 shares; and (iv) Ronald O. Keil, a director and stockholder of the Company -
20,000 shares (collectively, the "Purchasers"). As part of the private placement, the Company granted piggy-back registration rights to the Purchasers.

      Pursuant to the terms the subscription agreements, the Purchasers have agreed to pay the subscription amount by November 1, 1999. Upon receipt of the subscription amounts from the Purchasers and the issuance of their respective shares of Common Stock by the Company, the Purchasers will beneficially own the following number and percentage of shares of Common Stock:


                                 SHARES           PERCENTAGE
     James E. Crabbe        6,763,294 shares        63.17%
     Bob L. Smith            584,288 shares          5.46%
     Richard S. Jaslow       579,953 shares          5.42%
     Ronald O. Keil          315,980 shares          2.95%


The percentage of shares of Common Stock were calculated as of September 30, 1999, on which 10,705,944 shares of Common Stock were outstanding.

     The Company intends to use the proceeds from the issuance of the Shares to the Purchasers for the acceleration of the Company's manufacturing capabilities to meet the increasing demand for its products, the continued development of the Company's SecureDrop Slot Accounting System, and general working capital purposes.

RESIGNATION OF DAVID E. SAMPSON

     Effective September 30, 1999, David E. Sampson resigned from the Board of Directors of the Company due to other time commitments.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Businesses Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

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          (c)  Exhibits.

               10.1  Form of Subscription Agreement

                                3

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                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CASINOVATIONS  INCORPORATED
                                         (Registrant)


Date:  October 4, 1999        By:   /s/ Steven J. Blad
                                  -------------------------------
                                  Steven J. Blad
                                  President and Chief Executive
                                  Officer

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                          EXHIBIT INDEX

EXHIBIT                    DESCRIPTION                    PAGE
NUMBER                     -----------                   NUMBER
-------                                                  ------

10.1       Form of Subscription Agreement.                  6


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